UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2005

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
2005 Incentive Compensation Plan
Description of Compensation of Directors
Form of Stock Option Agreement

Item 1.01. Entry into a Material Definitive Agreement.

     Stockholder Approval of the Michaels Stores, Inc. 2005 Incentive Compensation Plan

     On June 16, 2005, the stockholders of Michaels Stores, Inc. (the “Company”), upon recommendation of the Company’s Board of Directors (the “Board”), approved the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “2005 Plan”). The Board has approved the 2005 Plan as a flexible incentive compensation plan that will allow the Company to utilize different forms of cash and equity-based awards to attract and retain the best talent and to encourage the highest level of performance by directors, executive officers and selected employees. The description of the 2005 Plan contained herein is qualified in its entirety by reference to the full text of the 2005 Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated by reference into this Item 1.01.

     Compensation Arrangements for Non-Employee Directors

     On June 16, 2005, the Board approved revised compensation arrangements for certain of the Company’s non-employee directors. Effective as of June 16, 2005, in addition to the annual fee of $48,000 paid by the Company to each non-employee director as compensation for service as a member of the Board, the Chairman of each of the Audit Committee, Compensation Committee and Governance and Nominating Committee shall be paid an annual fee in the amount set forth opposite such person’s title below:

Chairman of the Audit Committee – $15,000
Chairman of the Compensation Committee – $10,000
Chairman of the Governance and Nominating Committee – $7,500

     No changes were made to the non-employee directors’ compensation with respect to attendance at Board or committee meetings. Each non-employee director will continue to receive a fee of $1,500 for attendance at each regular or special Board meeting and for attendance at each meeting of a committee of which they are a member. The description of the non-employee director compensation arrangements contained herein is qualified in its entirety by reference to the full text of the Description of Compensation of Directors, which is attached to this Current Report on Form 8-K as Exhibit 10.2, and is incorporated by reference into this Item 1.01.

     Stock Option Awards to Directors

     On June 15, 2005, the Company’s Compensation Committee approved, subject to approval of the 2005 Plan by the stockholders of the Company, the grant of stock options exercisable for 30,000 shares of the Company’s common stock to each member of the Board elected at the Company’s 2005 annual meeting of stockholders on June 16, 2005, such grants to be effective as of June 16, 2005. The form of stock option agreement applicable to these grants is attached to this Current Report on Form 8-K as Exhibit 10.3, and is incorporated by reference into this Item 1.01.

2

Item 8.01. Other Events.

     Executive Officers of the Company

     On June 16, 2005, the Board made its annual determination as to those officers of the Company that will be designated executive officers. The following individuals were designated executive officers of the Company:

Charles J. Wyly, Jr.	Chairman of the Board of Directors
Sam Wyly	Vice Chairman of the Board of Directors
R. Michael Rouleau	President and Chief Executive Officer
Jeffrey N. Boyer	Executive Vice President – Chief Financial Officer
Edward F. Sadler	Executive Vice President – Store Operations
Gregory A. Sandfort	Executive Vice President – General Merchandise Manager
Thomas C. DeCaro	Senior Vice President – Inventory Management

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description
10.1	Michaels Stores, Inc. 2005 Incentive Compensation Plan

10.2	Description of Compensation of Directors

10.3	Form of Stock Option Agreement relating to June 2005 Director Grants

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer
Executive Vice President — Chief Financial Officer

Date: June 17, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Michaels Stores, Inc. 2005 Incentive Compensation Plan

10.2	Description of Compensation of Directors

10.3	Form of Stock Option Agreement relating to June 2005 Director Grants